UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2023

CAMBRIDGE BANCORP

(Exact name of Registrant as Specified in Its Charter)

Massachusetts (State or Other Jurisdiction of Incorporation)	001-38184 (Commission File Number)	04-2777442 (IRS Employer Identification No.)

1336 Massachusetts Avenue Cambridge, Massachusetts		02138
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 876-5500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock	CATC	NASDAQ
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Michael F. Carotenuto as Chief Financial Officer

On June 12, 2023, Michael F. Carotenuto, Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary of Cambridge Bancorp (the “Company”) and Chief Financial Officer of Cambridge Trust (the “Bank”) notified the Company of his decision to pursue other career opportunities and resign from his roles at the Company and the Bank. Mr. Carotenuto is expected to remain with the Company through July 7, 2023, to assist in the transition of his responsibilities as required.

“Michael accomplished much in his tenure with the Company and the Bank, including listing on the NASDAQ stock market and the completion of three mergers while providing thoughtful oversight through the past seven years as the Company grew and expanded its markets of operation” said Denis K. Sheahan Chairman, President & CEO. “I would like to thank him personally, and on behalf of the Board of Directors, for his tireless effort, capability and significant contributions to Cambridge Bancorp, and wish him well in his future endeavors.”

“I thank both Denis and the Board of Directors for the opportunity and support they have provided over the past seven years,” said Michael F. Carotenuto. “I’ve greatly enjoyed and appreciated working with colleagues across the organization as the entire team has accomplished so much. I look forward to watching the Company’s and the Bank’s continued success.”

Mr. Joseph P. Sapienza, the Bank’s Controller, is expected to be named Interim CFO as the Company performs a search for Mr. Carotenuto’s replacement. Mr. Sapienza has been the Controller since 2005 and an employee of the Bank for 27 years.

Mr. Carotenuto’s resignation was not the result of any disagreement with the Company or the Bank on any matter related to the operations, policies or practices of the Company or the Bank.

Item 8.01 Other Events.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMBRIDGE BANCORP
June 12, 2023
	By	/s/ Denis K. Sheahan
Denis K. Sheahan
Chairman, President & Chief Executive Officer (Principal Executive Officer)